                                                                    Exhibit 99.5

                 PIONEER-STANDARD ELECTRONICS, INC.
                 QUARTERLY CONSOLIDATED STATEMENTS OF OPERATIONS
         FOR THE THREE AND NINE MONTHS ENDED DECEMBER 31, 2002 AND 2001

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
                                                    Three Months Ended           Nine Months Ended
                                                       December 31                  December 31
                                               --------------------------    --------------------------
(In Thousands, Except Per Share Data)              2002           2001           2002           2001
                                               -----------    -----------    -----------    -----------

Net Sales                                      $   376,438    $   378,596    $   910,292    $ 1,008,774
Cost of goods sold                                 331,416        332,189        795,504        879,141
                                               -----------    -----------    -----------    -----------
        Gross margin                                45,022         46,407        114,788        129,633
Warehouse, selling and administrative
    Expenses                                        37,038         37,071        103,105        120,661
                                               -----------    -----------    -----------    -----------
        Operating Income                             7,984          9,336         11,683          8,972
Other (Income) Expense
        Other (income) expense                        (411)           (87)          (470)           302
        Interest expense, net                        2,534          2,438          6,687          9,146
                                               -----------    -----------    -----------    -----------
Income (Loss) Before Income Taxes                    5,861          6,985          5,466           (476)
        Provision for income taxes                   2,066          2,022          2,066            100
        Distributions on mandatorily
           redeemable convertible trust
           preferred securities, net of tax          1,474          1,573          4,600          4,726
                                               -----------    -----------    -----------    -----------
Income (Loss) from Continuing Operations       $     2,321    $     3,390    $    (1,200)   $    (5,302)
Income (Loss) from Discontinued
    Operations, net of tax                            (426)        (1,157)         4,567          4,532
                                               -----------    -----------    -----------    -----------
Income (Loss) before Cumulative Effect of
    Change in Accounting Principle             $     1,895    $     2,233    $     3,367    $      (770)
        Cumulative Effect of Change in
          Accounting Principle, net of $1.9
          million tax benefit                            -              -        (34,795)             -
                                               -----------    -----------    -----------    -----------
Net Income (Loss)                              $     1,895    $     2,233    $   (31,428)   $      (770)
                                               ===========    ===========    ===========    ===========
PER SHARE DATA:
BASIC:
Income (Loss) from Continuing Operations       $      0.09    $      0.12    $     (0.04)   $     (0.20)
Income (Loss) from Discontinued Operations           (0.02)         (0.04)          0.16           0.17
                                               -----------    -----------    -----------    -----------
Income (Loss) before Cumulative Effect of
   Change in Accounting Principle              $      0.07    $      0.08    $      0.12    $     (0.03)
                                               -----------    -----------    -----------    -----------
Cumulative Effect of Change in Accounting
    Principle                                            -              -          (1.27)             -
                                               -----------    -----------    -----------    -----------
Net Income (Loss)                              $      0.07    $      0.08    $     (1.15)   $     (0.03)
                                               ===========    ===========    ===========    ===========
DILUTED:
Income (Loss) from Continuing Operations       $      0.08    $      0.12    $     (0.04)   $     (0.20)
Income (Loss) from Discontinued Operations           (0.01)         (0.04)          0.16           0.17
                                               -----------    -----------    -----------    -----------
Income (Loss) before Cumulative Effect of
   Change in Accounting Principle              $      0.07    $      0.08    $      0.12    $     (0.03)
                                               -----------    -----------    -----------    -----------
Cumulative Effect of Change in Accounting
    Principle                                            -              -          (1.27)             -
                                               -----------    -----------    -----------    -----------
Net Income (Loss)                              $      0.07    $      0.08    $     (1.15)   $     (0.03)
                                               ===========    ===========    ===========    ===========
Weighted Average Shares Outstanding:
        Basic                                   27,291,484     27,089,311     27,270,774     27,018,322
        Diluted                                 27,719,077     27,526,510     27,270,774     27,018,322
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